UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 5, 2007

BRADLEY PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-31680 (Commission File Number)	22-2581418 (IRS Employer Identification No.)
383 Route 46 West, Fairfield, New Jersey (Address of principal executive offices)	07004 (Zip Code)

Registrant’s telephone number, including area code: (973) 882-1505

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[X]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On December 5, 2007, the board of directors of Bradley Pharmaceuticals, Inc. (the “Company”) sent a memorandum to all employees of the Company regarding the status of integration matters relating to the proposed merger of the Company with Phase Merger Sub Inc., a wholly owned subsidiary of Nycomed US Inc. (“Nycomed US”) pursuant to the merger agreement (the “Merger Agreement”) dated October 29, 2007. Upon consummation of the merger, the Company will become a wholly owned subsidiary of Nycomed US. Copies of the memorandum and the presentation accompanying the memorandum are attached as Exhibit 99.1 and 99.2, respectively, to this Current Report on Form 8-K.

Additional Information About the Proposed Transaction and Where You Can Find It

In connection with the proposed merger, the Company intends to file a proxy statement and other relevant materials with the Securities and Exchange Commission (“SEC”). BEFORE MAKING ANY VOTING DECISION WITH RESPECT TO THE PROPOSED TRANSACTION, STOCKHOLDERS OF BRADLEY PHARMACEUTICALS ARE URGED TO READ THE PROXY STATEMENT, WHEN IT BECOMES AVAILABLE, AND THE OTHER RELEVANT MATERIALS FILED BY THE COMPANY WITH THE SEC BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. The proxy statement and other relevant materials, when available, and any other documents filed by the Company with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, Company stockholders may obtain free copies of the documents filed with the SEC on the Company’s website (www.bradpharm.com) or by contacting the Company at Bradley Pharmaceuticals, Inc., Investor Relations at 383 Route 46 West, Fairfield, NJ 07004, Telephone: (973) 882-1505, ext 252. You may also read and copy any reports, statements and other information filed by the Company with the SEC at the SEC public reference room at 100 F Street, N.E. Room 1580, Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 or visit the SEC’s website for further information on its public reference room.

The Company and its directors, executive officers and other members of its management may be deemed to be soliciting proxies from the Company’s stockholders in favor of the Merger. Investors and stockholders may obtain more detailed information regarding the direct and indirect interests in the merger of persons who may, under the rules of the SEC, be considered participants in the solicitation of the Company’s stockholders in connection with the Merger by reading the preliminary and definitive proxy statements regarding the Merger, which will be filed with the SEC. Information about the Company’s directors and executive officers may be found in the Company’s definitive proxy statement filed with the SEC on May 17, 2007. These documents will be available free of charge once available at the SEC’s web site at www.sec.gov or by directing a request to the Company as provided above.

Item 9.01	Financial Statements and Exhibits.

(c)	Exhibits

Number	Description

99.1	Memorandum to All Bradley Pharmaceuticals, Inc. Employees dated December 5, 2007

99.2	Presentation Accompanying Memorandum to All Bradley Pharmaceuticals, Inc. Employees

3

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRADLEY PHARMACEUTICALS, INC.

By:	/s/ R. Brent Lenczycki R. Brent Lenczycki, CPA Chief Financial Officer and Vice President

Dated: December 5, 2007